Transamerica Funds

Supplement to the Currently Effective Statement of Additional Information

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Transamerica Federated Market Opportunity

The following information supplements and amends disclosure in the Statement of Additional Information:

“Appendix B - Portfolio Managers - Transamerica Federated Market Opportunity” is hereby revised to delete all references to Steven J. Lehman as portfolio manager of the fund and to include Douglas C. Noland as portfolio manager of the fund.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Douglas C. Noland*	2	$2.2 Billion	0	$0	0	$0
Dana L. Meissner	3	$1.9 Billion	1	$1.1 Million	0	$0

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Douglas C. Noland*	0	$0	0	$0	0	$0
Dana L. Meissner	0	$0	0	$0	0	$0

* Information shown is as of October 29, 2010.

Compensation

The first paragraph is hereby deleted and replaced in its entirety as follows:

Douglas C. Noland is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

The third paragraph is hereby deleted and replaced in its entirety as follows:

IPP is measured on a rolling two, three, and five calendar year pre-tax total return basis vs. the fund’s designated peer group of comparable accounts and vs. the fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP is measured on a one calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Douglas Noland and Dana Meissner are also the portfolio managers for other accounts in addition to the fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Investors Should Retain this Supplement for Future Reference

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November 24, 2010